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Exhibit 99.5

LETTER OF TRANSMITTAL
HUNTSMAN INTERNATIONAL LLC
OFFER FOR ALL OUTSTANDING
7 1/2% SENIOR SUBORDINATED NOTES DUE 2015
IN EXCHANGE FOR
7 1/2% SENIOR SUBORDINATED NOTES DUE 2015
WHICH HAVE BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED,
PURSUANT TO THE PROSPECTUS DATED JULY 28, 2005

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON AUGUST 26, 2005, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery To: Citibank, N.A., Exchange Agent

For all deliveries:
Citibank, N.A.
5 Carmelite Street
London EC 4Y 0PA
Attn: Debt Exchanges
For information or to confirm by telephone, call:
(44) 20-7508-3867
By facsimile transmission:
(for eligible institutions only)
(44) 20-7508-3866

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

(Continued on the Next Page)

        The undersigned acknowledges that he or she has received and reviewed the Prospectus dated July 28, 2005 (the "Prospectus") of Huntsman International LLC, a Delaware limited liability company (the "Company"), and this Letter of Transmittal (this "Letter" or "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to €135,000,000 of the Company's 7 1/2% Senior Subordinated Notes due 2015 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 7 1/2% Senior Subordinated Notes due 2015 (the "Old Notes") from the registered holders thereof (the "Holders").

        For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid on the Old Notes, from December 17, 2004. Accordingly, registered Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid or, if no interest has been paid, from December 17, 2004. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

        The Company reserves the right to extend the exchange offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest date to which the exchange offer is extended. The Company shall give oral or written notice of any extension as promptly as practicable by a public announcement, and in the case of an extension, no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. The term "business day" shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

        This Letter is to be completed by a holder of Old Notes either if certificates for Old Notes are to be forwarded herewith or if a tender of certificates for Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at Euroclear and/or Clearstream, Luxembourg (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer—Euroclear and Clearstream, Luxembourg Procedures for Blocking Instructions" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant.

        The term "holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

        Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

ALL TENDERING HOLDERS OF OLD NOTES COMPLETE THIS BOX:

List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES

	1	2	3
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Of Old Note(s)	Principal Amount Tendered**

	Total

*      Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

☐    CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number

Transaction Code Number

        By crediting the Old Notes to the Exchange Agent's account with the Book-Entry Transfer Facility and by complying with applicable procedures of Euroclear and/or Clearstream, Luxembourg, as applicable, with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent's Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

☐    CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING.

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution Which Guaranteed Delivery

If Delivered by Book-Entry Transfer, Complete the Following:
Account Number

Transaction Code Number

☐    CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

        The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is a broker-dealer, or an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that such Old Notes were acquired by such broker-dealer as a result of market-making or other trading activities and that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the New Notes; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by the Book-Entry Transfer Facility. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal Rights" section of the Prospectus.

        For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under the box entitled "Special Delivery Instructions" below as promptly as practicable after the Expiration Date.

        The undersigned acknowledges that the acceptance of properly tendered Old Notes by the Company pursuant to the procedures described under the caption "The Exchange Offer—How to Tender Old Notes for Exchange" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes". In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOXES ABOVE.

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 3 and 4)

          To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue: New Notes and/or Old Notes to:

Name(s)
(Please Type or Print)
(Please Type or Print)
Address
(Zip Code) (Complete Substitute Form W-9)

  Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)

          To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

          Mail: New Notes and/or Old Notes to:

Name(s)	(Please Type or Print)
(Please Type or Print)
Address
(Zip Code)

        IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete Accompanying Substitute Form W-9 Below)

Dated	, 2005
×	, 2005
×	, 2005
Signature(s) of Owner Date
Area Code and Telephone Number

              If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s)	(Please Type or Print)
Capacity
Address
(Including Zip Code)

SIGNATURE GUARANTEE
(If required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution

(Authorized Signature)
(Title)
(Name and Firm)
Dated	, 2005

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer for the
7 1/2% Senior Subordinated Notes due 2015 of Huntsman International LLC
in Exchange for the
7 1/2% Senior Subordinated Notes due 2015 of Huntsman International LLC
Which Have Been Registered Under the Securities Act of 1933, as Amended

1.     Delivery of this Letter and Notes.

        This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer—Euroclear and Clearstream, Luxembourg Procedures for Blocking Instructions" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter and that the Company may enforce the Letter against such participant. Certificates for all physically tendered Old Notes, or a book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile thereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of €1,000 and any integral multiple thereof.

        The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

        See "The Exchange Offer" section of the Prospectus.

2.     Partial Tenders (not applicable to noteholders who tender by book-entry transfer).

        If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the appropriate boxes above entitled "Description of Old Notes—Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box in this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.     Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

        If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

        If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

        If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

        When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

        If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

        If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

        Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

        Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter, or (ii) for the account of an Eligible Institution.

4.     Special Issuance and Delivery Instructions.

        Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Noteholders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate herein. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.     Taxpayer Identification Number.

        Federal income tax law generally requires that a tendering U.S. holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such U.S. holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering U.S. holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering U.S. holder may be subject to a $50 penalty imposed by the Internal Revenue Service, and backup withholding of 28% may be imposed on the amount of any reportable payments made pursuant to the exchange or after the exchange to such tendering U.S. holder of New Notes. If withholding results in an overpayment of taxes, a refund may be obtained by the U.S. holder.

        Exempt holders of Old Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

        To prevent backup withholding, each tendering U.S. holder of Old Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that (a) the TIN provided is correct (or that such U.S. holder is awaiting a TIN) and (b) the U.S. holder is not subject to backup withholding because (i) the U.S. holder is exempt from backup withholding, or (ii) the U.S. holder has not been notified by the Internal Revenue Service that such U.S. holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the U.S. holder that such U.S. holder is no longer subject to backup withholding and (c) the U.S. holder is a U.S. person (including a U.S. nonresident alien).

        If the Old Notes are registered in more than one name or are not registered in the name of the actual owner, such U.S. holder should consult the W-9 Guidelines for information on which TIN to report. If such U.S. holder does not have a TIN, such U.S. holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and, in Part 1 of the Substitute Form W-9, write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such U.S. holder has already applied for a TIN or that such U.S. holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, 28% of reportable payments made to a U.S. holder during the sixty (60) calendar day period following the date on which the Substitute Form W-9 is received may be withheld. Additionally, if such U.S. holder does not provide its TIN within such sixty (60) day period, all reportable payments made to the U.S. holder after the expiration of the sixty (60) day period will be subject to 28% backup withholding until such U.S. holder furnishes its TIN to the Company.

        In general, each tendering non-U.S. holder must complete and submit the appropriate Form W-8 (which the Exchange Agent will provide on request) signed under penalties of perjury, attesting to the appropriate status of the non-U.S. holder in order to prevent withholding (or, in some circumstances, withholding at a reduced rate). To the extent a non-U.S. holder does not submit the appropriate Form W-8 in a timely manner, U.S. federal income tax may be withheld at a rate of 30% on payments made pursuant to the Exchange Offer or thereafter.

6.     Transfer Taxes.

        The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this letter.

7.     Waiver of Conditions.

        The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.     Validity of Tenders; No Conditional Tenders.

        All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to (i) reject any and all tenders of any Old Note improperly tendered, (ii) refuse to accept any Old Note if, in the Company's judgment or the judgment of the Company's counsel, acceptance of the Old Note may be deemed unlawful, and (iii) waive any defects or irregularities or conditions of tender as to any particular Old Note either before or after the Expiration Date, including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer. The Company's interpretation of the terms and conditions of tender as to any particular Old Note either before or after the Expiration Date, including this Letter and the instructions to it, will be final and binding on all parties. Holders must cure any defects and irregularities in connection with tenders of Old Notes for exchange within such reasonable period of time as we will determine, unless we waive such defects or irregularities. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

        No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

        Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.     Mutilated, Lost, Stolen or Destroyed Old Notes.

        Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.   Withdrawal Rights.

        Tenders of Old Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date as set forth in the Prospectus under the caption entitled "The Exchange Offer—Withdrawal Rights".

        For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount of such Old Notes), (iii) contain a statement that such holder is withdrawing his election to have such Old Notes exchanged, (iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old Notes are registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer—Euroclear and Clearstream,

Luxembourg Procedures for Blocking Instructions" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer—Euroclear and Clearstream, Luxembourg Procedures for Blocking Instructions" section of the Prospectus, such Old Notes will be returned to their Holder by cancellation of the blocking instruction in accordance with the standard operating procedures of Euroclear or Clearstream, Luxembourg as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date.

11.   Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 5)

PAYOR'S NAME: Huntsman International LLC

SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN Social Security Number or Employer Identification Number
Department of the Treasury Internal Revenue Service	Part 2—TIN Applied For / /
Payor's Request For Taxpayer Identification Number ("TIN") and Certification

Payor's Request For Taxpayer Identification Number ("TIN") and Certification CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
(1)  the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)  I am a U.S. person (including a U.S. resident alien).

SIGNATURE
DATE

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the
IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number on the Substitute Form W-9 (or its equivalent) within sixty (60) days, 28 percent of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature         Date

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SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.
PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete Accompanying Substitute Form W-9 Below)
INSTRUCTIONS
TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 5)
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER